UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2018 (March 6, 2018)

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1    Registrant’s Business and Operations
Item 1.01    Entry into a Material Definitive Agreement
Underwriting Agreement
On March 6, 2018, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company” and, together with the Trust, “CODI”), together with Compass Group Management LLC, entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the underwriters named therein (together, the “Underwriters”), to issue and sell (the “Offering”) 4,000,000 of the Trust’s 7.875% Series B Fixed-to-Floating Rate Cumulative Preferred Shares with a liquidation preference of $25.00 per share (the “Series B Preferred Shares”), and, at the option of the Underwriters, up to an additional 600,000 Series B Preferred Shares to cover over-allotments. The Offering is expected to close on March 13, 2018. The Underwriting Agreement contains certain customary representations, warranties and agreements by CODI, conditions to closing, indemnification rights and obligations of the parties and termination provisions.
The Offering is being made pursuant to a shelf registration statement on Form S-3 (Registration No. 333-214949) filed with the Securities and Exchange Commission on December 7, 2016 (the “Registration Statement”), a base prospectus, dated December 7, 2016, included as part of the Registration Statement, and a prospectus supplement, dated March 6, 2018 and filed with the Securities and Exchange Commission on March 7, 2018. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Section 8    Other Events
Item 8.01    Other Events
On March 6, 2018, CODI announced that it priced a $100 million public offering of the Series B Preferred Shares. The closing is expected to occur on or about March 13, 2018, subject to customary closing conditions. A copy of the press release announcing the pricing of the underwritten public offering is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

1.1
Underwriting Agreement, dated as of March 6, 2018, among the Company, the Trust, Compass Group Management LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the Underwriters

99.1	Press Release of CODI dated March 6, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2018	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2018	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer